SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 21, 1998


                         FGIC SECURITIES PURCHASE, INC.
             (Exact name of Registrant as specified in its charter)


 Delaware                     0-19564                     13-3633082
----------------------------------------------------------------------------
(State or other             (Commission                (I.R.S. Employer
jurisdiction of              File Number)              Identification No.)
incorporation)


                     115 Broadway, New York, New York 10006
              ----------------------------------------------------
              (Address of principal executive officers) (Zip Code)



       Registrant's telephone number, including area code: (212) 312-3000

Item 5.      Other Events

         An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-84062) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

         The exhibit consists of the consent of KPMG Peat Marwick LLP relating to (i) the incorporation by reference of their report dated February 13, 1998 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1997; and (ii) the reference to them under Experts in the Prospectus Supplement dated December 21, 1998 relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $198,895,000 aggregate principal amount of Multi-Modal Subordinated General Revenue Refunding Bonds 1998 Series D to be issued by Massachusetts Water Resources Authority.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

                  Item 601 of
                  Regulation S-K
                  Exhibit Reference
                  Number

                  (23)          Consents of experts and counsel:

                                (t)      Consent of KPMG Peat Marwick LLP

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    FGIC SECURITIES PURCHASE, INC.
                                            (Registrant)



                                    By: /s/ Steven Natko
                                       ----------------------
                                       Name: Steven Natko
                                       Title: Vice President


Dated: December 21, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549









                         FGIC SECURITIES PURCHASE, INC.








                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED DECEMBER 21, 1998









                                              Commission File Number 0-19564

                                 Exhibit Index



Exhibit No.       Description                                        Page

(23)              Consents of experts and counsel:                     6

                 (t)     Consent of KPMG Peat Marwick LLP